Exhibit 99.1

Boston Scientific Prices Offerings of Common Stock and Mandatory Convertible Preferred Stock

MARLBOROUGH, Mass. (May 21, 2020) - Boston Scientific Corporation (NYSE: BSX) announced the pricing of concurrent offerings of 25,550,000 shares of its common stock (“Common Stock”) at a price to the public of $34.25 per share and 8,750,000 shares of its 5.50% Mandatory Convertible Preferred Stock, Series A (“Mandatory Convertible Preferred Stock”) at a price to the public and liquidation preference of $100.00 per share. The underwriters have separate 30-day options to purchase up to an additional 3,832,500 shares of Common Stock and up to an additional 1,312,500 shares of Mandatory Convertible Preferred Stock. The offerings are expected to close on May 27, 2020, subject to customary closing conditions.

The net proceeds from the Common Stock offering and the Mandatory Convertible Preferred Stock offering will be approximately $847.3 million and $847.3 million, respectively (or approximately $974.7 million and $974.6 million, respectively, if the underwriters exercise their options in full), in each case after deducting underwriting discounts and commissions and estimated offering expenses.

Boston Scientific intends to use a portion of the combined net proceeds from the offerings of $1,694.6 million (or $1,949.3 million if the underwriters for both offerings exercise their options in full) to repay in full the remaining $750.0 million outstanding under its $1.25 billion term loan credit facility maturing on April 20, 2021 and to pay related fees, expenses and premiums, after which it will be terminated. The remaining proceeds will be used for general corporate purposes, which may include refinancing or repayment of other outstanding indebtedness and funding potential future acquisitions and investments.

Unless earlier converted, each share of Mandatory Convertible Preferred Stock will automatically convert on June 1, 2023 (subject to postponement for certain market disruption events, the “mandatory conversion date”) into between 2.3834 and 2.9197 shares of Boston Scientific’s Common Stock, subject to customary anti-dilution adjustments. The number of shares of Common Stock issuable upon conversion will be determined based on the average volume-weighted average price (VWAP) per share of Common Stock over the 20 consecutive trading day period beginning on, and including, the 21st scheduled trading day immediately preceding June 1, 2023.

Dividends on the Mandatory Convertible Preferred Stock will be payable on a cumulative basis when, as and if declared by Boston Scientific’s board of directors, at an annual rate of 5.50% on the liquidation preference of $100.00 per share. If declared, these dividends will be paid in cash, in shares of Common Stock or in a combination of cash and shares of Common Stock, at Boston Scientific’s election, subject to certain limitations, on March 1, June 1, September 1 and December 1 of each year, commencing on September 1, 2020 and continuing to, and including, June 1, 2023. Until Boston Scientific amends or terminates its existing credit agreements that contain a restriction on its ability to pay cash dividends on its capital stock, or such restrictions are no longer effective under the terms of such credit agreements, Boston Scientific will pay the relevant dividend in shares of its common stock.

The closing of each offering is not contingent upon the closing of the other offering.

J.P. Morgan, BofA Securities, Citigroup, Goldman Sachs & Co. LLC, Wells Fargo Securities, Morgan Stanley, Barclays and RBC Capital Markets are acting as joint book-running managers for the offerings.

The offerings are being made pursuant to an effective shelf registration statement on file with the U.S. Securities and Exchange Commission (the “SEC”). Each offering will be made by means of a prospectus and related preliminary prospectus supplement only. An electronic copy of each preliminary prospectus supplement, together with the accompanying prospectus, is available on the SEC’s website at www.sec.gov. Alternatively, copies of each preliminary prospectus supplement and accompanying prospectus relating to either offering or information concerning this offering may be obtained by contacting the joint book-running managers: J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, Telephone: (866) 803-9204, Email: prospectus-eq_fi@jpmchase.com; or BofA Securities, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte, NC 28255-0001, Attn: Prospectus Department, Email: dg.prospectus_requests@bofa.com.

Nothing herein shall constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Boston Scientific

Boston Scientific transforms lives through innovative medical solutions that improve the health of patients around the world. As a global medical technology leader for 40 years, we advance science for life by providing a broad range of high performance solutions that address unmet patient needs and reduce the cost of healthcare.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E, of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend,” “aiming” and similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. These forward-looking statements include, among other things, statements regarding the terms of the offerings and intended use of proceeds. The offerings are subject to market and other conditions and there can be no assurance as to whether the offerings will be completed. If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements. These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this press release. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Factors that may cause such differences include, among other things: future economic, political, competitive, reimbursement and regulatory conditions; new product introductions; expected pricing environment; demographic trends; intellectual property; litigation; financial market conditions; and future business decisions made by us and our competitors. New risks and uncertainties may arise from time to time and are difficult to predict, including those that have emerged or have increased in significance or likelihood as a result of the COVID-19 pandemic. All of these factors are difficult or impossible to predict accurately and many of them are beyond our control. For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item 1A - Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A - Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file hereafter. We disclaim any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this press release.

CONTACT:
Media:	Kelly Leadem	Investors:	Susie Lisa, CFA
	508-683-5543 (office)		508-683-5565 (office)
	Media Relations		Investor Relations
	Boston Scientific Corporation		Boston Scientific Corporation
	media@bsci.com		BSXInvestorRelations@bsci.com

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